PURCHASE AGREEMENT


                    BY AND AMONG

                      Ken Wolf

                        and

          Exchange Place Capital Partners,
                        LLC








                   April ___, 1996


             STOCK PURCHASE AGREEMENT


   THIS STOCK PURCHASE AGREEMENT ("Agreement") is executed this _____ day of April, 1996, by and among Exchange Place Capital Partners, LLC, ("Buyer") and Ken Wolf, ("Seller") a stockholder in Sage Resources, Inc.,(the "Company").

       WHEREAS, Seller is the owner of shares of stock in the Company; and

       WHEREAS, the Company is a publicly-held corporation and

       WHEREAS, the parties intend by this Agreement to provide for the acquisition by Buyer of seventeen thousand shares (17,000)of the Company's common stock, owned legally or beneficially by Seller (collectively, the "Shares");

   NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth herein, it is agreed as follows:

   1. Purchase of Company Shares. Subject to the terms and conditions contained herein, Buyer agrees to purchase and Seller agrees to sell, transfer, convey and assign to Buyer, for the consideration described in
  Section 2 below, all of the Shares free and clear of all liens, claims and encumbrances.

   2.     Consideration.

        (a) At the Closing, as defined in Section 6 below, Buyer shall pay to the Seller the total aggregate amount of one hundred thousand dollars ($100,000) ("Purchase Price").

   3. Restrictive Legend. The certificates representing the shares shall contain the following restrictive legend:

          The shares represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

   4.     Representations and Warranties of the Seller.  To induce
  Buyer to enter into this Agreement, the Seller represents and warrants to Buyer that the following statements are true, correct and complete as of the date hereof, and will be true, correct and complete as of the date of Closing:

        (a) Ownership of Shares. Seller owns, beneficially and of record, the number of Shares to be sold by him, free and clear of any lien, security interest, pledge, claim, demand or encumbrance or restriction of any kind or character whatsoever. All such Shares are duly authorized, validly issued, fully paid and nonassessable and have, in his hands, and will have in the hands of Buyer, all the rights, privileges and preferences ordinarily accorded to capital stock or equity securities.

        (b) Authority. Seller now has and will have, at the Closing, full power, authority and legal right to sell its Shares to Buyer pursuant to this Agreement and without the consent or approval of any other party. This Agreement has been duly and validly authorized, executed and delivered by, and is the valid and binding obligation of Seller.

        (c) Outstanding Options. There are no outstanding options or other convertible securities or options to purchase shares of Common Stock of the Company, except the outstanding warrants.

   5.     Representations, Warranties and Agreements of Buyer.
  Buyer represents and warrants to and agrees with the Seller that:

        (a) Authority. Buyer has full right, power and authority to execute, deliver and perform the terms of this Agreement. This Agreement has been duly authorized by Buyer and constitutes a binding obligation of Buyer, enforceable in accordance with its terms.

        (b) Restricted Securities. Buyer hereby acknowledges that the shares purchased in this transaction have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the "Act." The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of Sage Resources, Inc.

   6. The Closing. The Closing of the purchase and sale of the Shares shall take place at the offices of Jon D. Sawyer, legal counsel for Sage Resources, Inc., on April 24, 1996. At the Closing, the Seller shall produce and deliver the following:

        (a) A certificate representing 17,000 shares of common stock of Sage Resources, In., which certificate shall be duly endorsed;

        (b) A certificate representing 15,000 shares of common stock of Sage Resources, Inc. in the name of Seller which is for the Voting Trust Agreement dated April 24, 1996.

        (c) Resignations of the three persons who are officers and directors of Sage Resources, Inc.

        (d)     The checking account records and check book for Sage
            Resources, Inc.;

        (e)     All original corporate records of Sage Resources, Inc.;

        (f)     All SEC filings of Sage Resources, Inc.;

  and the Buyer shall deliver $100,000 in cleared funds into the trust account of Jon D. Sawyer, P.C.

   Jon D. Sawyer will act as the closing agent and will accept the certificates and other documents listed above. Once all documents are in his possession and when $100,000 are in his trust account, he will deliver the certificates and documents to the Buyer and he will disburse the funds to the Seller.

      7. Indemnification. Buyer agrees to indemnify, defend and hold Seller harmless against and in respect of any and all claims, liability, costs or expenses, including reasonable attorneys fees, that he may incur of suffer, which arise out of or relate to any breach of, or failure by the buyer to perform any of its representations or covenants in this Agreement or in any schedule or other instrument furnished by Buyer in connection with this Agreement or which arise out of any actions taken by the new Board of Directors during the six monthly period following the date of this Agreement.

      8.     Miscellaneous Covenants of Company and Sellers.

        (a) Further Actions. The Company and the Seller warrant and agree that they will from time to time hereafter execute whatever instruments and take whatever actions Buyer may reasonably deem necessary or desirable to effect, perfect or confirm of record in Buyer full right, title and interest in and to the shares, or to carry out the intent and purposes of the transactions contemplated hereby.

       9.     Miscellaneous.

        (a) Survival. All parties agree that the representations, warranties and agreements contained in this Agreement shall survive the Closing and shall thereafter remain in full force and effect.

        (b) Severability. If any term or provision of this Agreement, including the exhibits hereto, or the application thereof to any person, property or circumstances, shall to any extent be invalid or unenforceable, the remainder of this Agreement, including the exhibits or the application of such term or provision to persons, property or circumstances other than those as to which it is invalid and unenforceable, shall not be affected thereby, and each term and provision of this Agreement and the exhibits shall be valid and enforced to the fullest extent permitted by law.

        (c) Notices. Any notices, requests or consents hereunder shall be deemed given, and any instrument delivered, two days after they have been mailed by first class mail, postage prepaid, or twelve hours after such notice has been sent by straight telegram, telegraphic charges prepaid, or upon receipt if delivered personally, to the addresses indicated on the signature page, except that any party may from time to time, by written notice to the other party, designate another address which shall thereupon become its effective address for the purposes of this Section.

        (d) Entire Agreement. This Agreement, including the exhibits and documents referred to herein which are a part hereof, contains the entire understanding of the parties hereto with respect to the subject matter contained herein and may be amended only by a written instrument executed by the Buyer and the Seller or their respective successors or assigns. There are no restrictions, promises, warranties, covenants, or undertakings other than those expressly set forth or referred to herein. Any Section headings or table of contents contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        (e) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

        (f) Binding Affect. This Agreement shall inure to the benefit of and be binding upon Sellers and Buyer and the Company and their respective successors, but shall not inure to the benefit of anyone other than the parties signing this Agreement and their respective successors.

        (g) Governing Law. This Agreement shall be governed by the laws of the State of Utah.

   IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                            BUYER:
                                Exchange Place Capital Partners, LLC

                                By:______________________________
                                Dean Becker
                                Address:10 Exchange Place Suite 309
                                Salt Lake City, Utah 84111

                            SELLER:
                                Ken Wolf.
                                Address:__________________________
                                _________________________________
                                _________________________________

                                Closing Agent


                                ________________________________
                                Jon D. Sawyer